UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      December 16, 2005 (December 16, 2005)
                      -------------------------------------

                               Global Signal Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        001-32168                65-0652634
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  (State or other                    (Commission              (IRS Employer
jurisdiction of incorporation)       File Number)           Identification No.)


     301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (941) 364-8886
                                                    ----------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 16, 2005, Global Signal Inc. (the "Company"), through its wholly-owned subsidiary, entered into a Separation Agreement and General Release with David J. Grain (the "Separation Agreement"), pursuant to which Mr. Grain will no longer serve as President of the Company, effective December 16, 2005 (the "Effective Date"). The following summary of certain provisions of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

     Mr. Grain  acknowledged  that  the  consideration   accorded  him  in  the
Separation Agreement is in lieu of and in full satisfaction of any obligations, including any amounts that might be payable or securities deliverable, under any contract, agreement, plan, policy, program, practice or otherwise, past or present, of the Company or any of its affiliates, including, but not limited to, the Employment Agreement, dated January 31, 2003, between Mr. Grain and the Company, other than any accrued and vested benefits under any tax-qualified retirement plans. The rights of Mr. Grain and the Company under the Non-compete, Non-solicitation and Confidentiality Agreement, effective as of December 16, 2004, are unaffected by the execution of the Separation Agreement.

     Pursuant to the Separation Agreement, the Company agreed (i) to pay Mr. Grain $500,000; (ii) that all of Mr. Grain's unvested option shares subject to the Stock Option Agreement, dated July 22, 2003, between Mr. Grain and the Company, shall become fully vested and exercisable on the Effective Date; and
(iii) that one-third of Mr. Grain's shares subject to the terms of the Restricted Shares Award Agreement, dated December 20, 2004, between Mr. Grain and the Company, shall become fully vested on the Effective Date.

     A copy of the press release announcing that Mr. Grain will no longer serve as President of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) The Company and Mr. Grain mutually agreed that Mr. Grain would no longer serve as the Company's President, effective December 16, 2005.

     (c) Wesley R. Edens, the Chairman and CEO of the Company, will assume the role of President for the foreseeable future.

     Ronald G. Bizick, II, the Executive Vice President of Corporate Development of the Company, will assume the role of Executive Vice President and Chief Operating Officer.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

10.1 Separation Agreement and General Release, dated December 16, 2005, between Global Signal Services LLC and David J. Grain

99.1     Press Release dated December 16, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GLOBAL SIGNAL INC.
                                                  (Registrant)

                                                  /s/ Jeffrey A. Klopf
                                                  --------------------------
                                                  Jeffrey A. Klopf
                                                  Executive Vice President,
                                                  General Counsel and Secretary

Date: December 16, 2005

                                  EXHIBIT INDEX

Exhibit Number       Exhibit
--------------       -------------------------------------------------------

10.1                 Separation Agreement and General Release, dated
                     December 16, 2005, between Global Signal Services LLC and David J. Grain

99.1                 Press Release dated December 16, 2005